                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:           JULY 14, 1999


         United Community Financial Corp.
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(Exact name of registrant as specified in its charter)

             Ohio                    0-24399                34-1856319
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(State or other jurisdiction      (Commission            (IRS Employer of
       incorporation        )     File Number)        Identification Number)


         275 Federal Plaza West
           Youngstown, Ohio                          44503-1203
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         (330) 742-0500


                                 Not Applicable
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         (Former name or former address, if changes since last report.)

                        UNITED COMMUNITY FINANCIAL CORP.
                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE



                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, Ext. 801


                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                   EARNINGS FOR SECOND QUARTER 1999 AND HOLDS
                          SPECIAL SHAREHOLDER'S MEETING



Youngstown, Ohio - July 14, 1999 - United Community Financial Corp. (Nasdaq:
UCFC), holding company for The Home Savings and Loan Company of Youngstown, Ohio, announced net income for the three months ended June 30, 1999 of $4.9 million, or $.15 per share. Net income for the comparable period in 1998 was $3.5 million and net income for the three months ended March 31, 1999 was $4.7 million. United Community's annualized return on average assets and return on average equity were 1.54% and 4.17%, respectively, for the three months ended June 30, 1999. The annualized return on average assets and return on average equity for the comparable period in 1998 were 1.20% and 9.55%, respectively, and 1.49% and 4.04%, respectively, for the three months ended March 31, 1999.

For the six-month period ended June 30, 1999, United Community realized net income of $9.6 million, or $0.30 per share. For the comparable period in 1998, United Community realized net income of $6.2 million. Interest income increased $2.7 million to $43.4 million for the six months ended June 30, 1999, compared to $40.7 million for the same period in 1998. Interest expense was $15.0 million for the six months ended June 30, 1999, a $4.5 million decline from $19.5 million for the same period in 1998. United Community's annualized return on average assets and return on average equity were 1.52% and 4.11%, respectively, for the six months ended June 30, 1999. The annualized return on average assets and return on average equity for the comparable period in 1998 were 1.12% and 8.57%, respectively.

Douglas M. McKay, President of United Community, stated, "Earnings for the first six months of 1999 have increased substantially when compared to last year, primarily due to an increase in interest-earning assets in conjunction with a decrease in interest-bearing liabilities."

Total shareholders' equity increased $4.0 million to $468.6 million at June 30, 1999 from $464.6 million at December 31, 1998. This increase was primarily due to earnings for the six months, which were partially offset by the first and second quarter dividends of $0.075 per share paid in March and June of 1999. Book value per share was $14.54 as of June 30, 1999. Total assets increased $16.1 million from December 31, 1998 to June 30, 1999. The primary reason for the increase in total assets was a result of a $30.0 million increase in net loans and an $89.6 million increase in investment securities. The increases were offset by a $108.0 million decline in cash and cash equivalents. Funds from cash and cash equivalents were invested in short-term securities that were designated as available for sale. This enabled United Community to take advantage of the current interest rate environment by investing in higher yielding securities while providing a great deal of liquidity and flexibility. Deposits increased $4.3 million to $781.9 million as of June 30, 1999 from $777.6 million as of December 31, 1998.

On June 30, 1999, the stock of United Community was added to the Russell 2000 index, which is an index of 2000 companies that generally have market capitalizations up to $1.5 billion.

At a special meeting of United Community shareholders held on July 12, 1999, the shareholders approved the United Community Financial Corp. 1999 Long-Term Incentive Plan and the United Community Financial Corp. Recognition and Retention Plan. The purpose of the plans is to promote and advance the interests of United Community and its shareholders by enabling United Community to attract, retain and reward directors, directors emeritus and managerial and other key employees of United Community and any other subsidiary, by facilitating their purchase of an ownership interest in United Community. At this time, no awards have been made under either plan.

As previously announced, United Community has entered into a merger agreement with Butler Wick Corp., also headquartered in Youngstown, Ohio, whereby Butler Wick will become a wholly-owned subsidiary of United Community. The shareholders of Butler Wick are expected to approve the merger at a special meeting of shareholders held on July 14, 1999, and the parties anticipate that the merger will be completed on or about July 30, 1999. In connection with the merger, United Community will issue up to 1.7 million common shares in exchange for all of the outstanding Butler Wick shares. Butler Wick Corp., an Ohio corporation, is the parent company for three wholly-owned subsidiaries: Butler Wick & Co., Inc., Butler Wick Asset Management Company and Butler Wick Trust Company. Through these subsidiaries, Butler Wick's business includes investment brokerage, which it has conducted for over 70 years, and a network of integrated financial services including asset management, trust and estate services, public finance and insurance. Butler Wick and its subsidiaries have ten offices throughout northeastern Ohio and western Pennsylvania.

Home Savings, the wholly-owned subsidiary of United Community, has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio. Additional information on United Community, Home Savings and Butler Wick may be found on Home Savings' web site: www.homesavingsandloan.com.

                              UNITED COMMUNITY FINANCIAL CORP.


                                                                                            As of                     As of
                                                                                        June 30, 1999            December 31,1998
                                                                                     --------------------       -----------------
                                                                                        (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:


ASSETS
     Cash and cash equivalents                                                         $          62,494          $      170,508
     Mortgage-backed securities                                                                  281,613                 281,889
     Investment securities                                                                       205,469                 115,881
     Federal Home Loan Bank stock                                                                 12,376                  11,958
     Net loans receivable:
         Loans held for investment                                                               690,201                 659,903
         Loans held for sale                                                                       3,719                   3,993
         Allowance for loan losses                                                                (6,446)                 (6,398)
     Real estate owned                                                                               152                      78
     Other assets                                                                                 23,816                  19,493
                                                                                     --------------------       -----------------
             Total assets                                                              $       1,273,394          $    1,257,305

LIABILITIES
     Deposits                                                                          $         781,927          $      777,583
     Other liabilities                                                                            22,914                  15,077
                                                                                     --------------------       -----------------
             Total liabilities                                                         $         804,841          $      792,660

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at June 30, 1999                                                                          -                       -
         Common stock-no par value; 499,000,000 shares authorized; 34,715,625
             shares issued-and 32,220,552 outstanding at June 30, 1999                 $         342,998          $      342,840
         Retained earnings                                                                       151,717                 146,934
         Other comprehensive income                                                               (1,211)                    733
         Unearned compensation                                                                   (24,951)                (25,862)
                                                                                     --------------------       -----------------
             Total shareholders' equity                                                $         468,553          $      464,645

     Book value per share                                                              $           14.54          $        14.46
     Dividends paid per share per quarter                                              $           0.075          $        0.075


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

                                                 Three Months Ended            Three Months Ended           Three Months Ended
                                                      June 30,                     March 31,                     June 30,
                                                        1999                          1999                         1998
                                               -----------------------       -----------------------      -----------------------
                                                                      (In thousands, except per share data)
SELECTED EARNINGS DATA:


     Interest income                             $             21,816          $             21,598          $            21,017
     Interest expense                                           7,491                         7,507                        9,960
                                               -----------------------       -----------------------      -----------------------
     Net interest income                                       14,325                        14,091                       11,057

     Provision for loan losses                                     25                            75                          150
     Noninterest income:
         Service fees and other charges                           337                           273                          300
         Net gains (losses)
             Securities                                            40                             -                          240
             Other                                                (10)                            1                           (6)
         Other income                                             137                           116                          150
                                               -----------------------       -----------------------      -----------------------
             Total noninterest income                             504                           390                          684

     Noninterest expense
         Salaries and employee benefits                         4,255                         4,183                        3,564
         Occupancy                                                337                           301                          328
         Equipment and data processing                            662                           646                          689
         Other noninterest expense                              1,859                         1,983                        1,682
                                               -----------------------       -----------------------      -----------------------
             Total noninterest expense                          7,113                         7,113                        6,263

     Income before taxes                                        7,691                         7,293                        5,328
     Income taxes                                               2,800                         2,582                        1,866
                                               -----------------------       -----------------------      -----------------------
     Net income                                  $              4,891          $              4,711          $             3,462
                                               =======================       =======================      =======================


     Basic and diluted earnings per share        $               0.15          $               0.15                          N/A


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

                                                                  Six Months Ended            Six Months Ended
                                                                      June 30,                    June 30,
                                                                        1999                        1998
                                                               -----------------------      ----------------------
                                                                      (In thousands, except per share data)
SELECTED EARNINGS DATA:


     Interest income                                              $            43,415          $           40,695
     Interest expense                                                          14,998                      19,516
                                                               -----------------------      ----------------------
     Net interest income                                                       28,417                      21,179

     Provision for loan losses                                                    100                         400
     Noninterest income:
         Service fees and other charges                                           610                         580
         Net gains (losses)
            Securities                                                             40                         253
            Other                                                                  (9)                        (58)
         Other income                                                             253                         287
                                                               -----------------------      ----------------------
            Total noninterest income                                              894                       1,062

     Noninterest expense
         Salaries and employee benefits                                         8,440                       7,145
         Occupancy                                                                639                         641
         Equipment and data processing                                          1,308                       1,292
         Other noninterest expense                                              3,840                       3,280
                                                               -----------------------      ----------------------
            Total noninterest expense                                          14,227                      12,358

     Income before taxes                                                       14,984                       9,483
     Income taxes                                                               5,382                       3,320
                                                               -----------------------      ----------------------
     Net income                                                   $             9,602          $            6,163
                                                               =======================      ======================


     Basic and diluted earnings per share                         $              0.30                         N/A


                                                       Three Months Ended         Three Months Ended       Three Months Ended
                                                            June 30,                   March 31,              December 31,
                                                              1999                       1999                     1998
                                                      ----------------------     ----------------------   ----------------------
                                                                                 (Dollars in thousands)
AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION
DATA:

     Net loans held for investment (including
         allowance for loan losses of $ 6,462,
         $6,413 and $6,315, respectively)                         $ 672,986                  $ 660,225                $ 646,962
     Net loans held for sale                                          4,051                      4,035                    3,679
     Mortgage-backed securities                                     272,823                    270,668                  284,989
     Investment securities                                          159,358                    123,140                  104,940
     Other interest-earning assets                                  127,127                    171,948                  182,192
     Total interest-earning assets                                1,263,345                  1,230,016                1,222,762
     Total assets                                                 1,269,016                  1,261,453                1,253,463
     Certificates of deposit                                        423,562                    429,325                  432,713
     Checking, demand and savings accounts                          350,471                    340,454                  331,182
     Total interest-bearing deposits                                774,308                    769,779                  763,895
     Total noninterest-bearing deposits                               7,874                      6,712                    6,752
     Total liabilities                                              800,399                    795,367                  789,276
     Shareholders' equity                                           468,617                    466,086                  464,187
     Common shares outstanding                                   32,198,030                 32,152,489               32,105,871


SUPPLEMENTAL LOAN DATA:

     Loans originated                                              $ 63,743                   $ 56,542                 $ 67,718
     Loans purchased                                                      -                          -                        -
     Loan chargeoffs                                                     29                         22                       29
     Recoveries on loans                                                  4                          9                       16


                                                              As of                      As of                   As of
                                                          June 30, 1999             March 31, 1999         December 31, 1998
                                                      ----------------------     ----------------------   ----------------------
                                                                                 (Dollars in thousands)
SUPPLEMENTAL DATA:

     Nonaccrual loans                                               $ 3,805                    $ 4,856                  $ 5,729
     Restructured loans                                               1,712                      1,822                    1,832
     Other real estate owned                                            152                        196                       78
     Total nonperforming assets                                       5,669                      6,874                    7,639
     Loans serviced for others                                        5,535                      5,696                    6,002
     Number of full time equivalent employees                           420                        417                      418
     Mortgage-backed securities available for sale                  126,501                     97,127                   98,890
     Mortgage-backed securities held to maturity                    155,112                    166,996                  182,999
     Investment securities available for sale                       205,469                    129,221                  110,888
     Investment securities held to maturity                               -                          -                    4,993
     Federal home loan bank stock                                    12,376                     12,164                   11,958
     Fair value of held to maturity securities                      155,838                    170,127                  192,026


REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                  $ 307,885                  $ 303,666                $ 299,617
     Tangible capital ratio                                           27.00                      26.97                    26.80
     Regulatory core capital                                        307,885                    303,666                  299,617
     Core capital ratio                                               27.00                      26.97                    26.80
     Regulatory total capital                                       314,235                    310,031                  305,919
     Total risk adjusted assets                                     623,181                    605,685                  593,913
     Total risk adjusted ratio                                        50.42                      51.19                    51.51